UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2012

Health Management Associates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11141	61-0963645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida		34108-2710
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (239) 598-3131

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders held on May 22, 2012, the stockholders of Health Management Associates, Inc. (the “Company”) voted on the matters described below.

1.	Stockholders elected nine directors, which constitute the Company’s entire Board of Directors. The table below summarizes the number of shares that: (i) voted for the election of each director; (ii) withheld authority to vote for each director; and (iii) represent broker non-votes with respect to each director.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes*

William J. Schoen	197,155,645	8,096,689	19,163,759
Gary D. Newsome	197,509,989	7,742,345	19,163,759
Kent P. Dauten	193,513,831	11,738,503	19,163,759
Pascal J. Goldschmidt, M.D.	197,615,130	7,637,204	19,163,759
Donald E. Kiernan	197,241,290	8,011,044	19,163,759
Robert A. Knox	193,865,133	11,387,201	19,163,759
Vicki A. O’Meara	198,133,991	7,118,343	19,163,759
William C. Steere, Jr.	198,114,878	7,137,456	19,163,759
Randolph W. Westerfield, Ph.D.	197,331,188	7,921,146	19,163,759

2.	On an advisory basis, stockholders approved the compensation of the Company’s named executive officers as such information is disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2012, including the Compensation Discussion and Analysis, compensation tables and other narrative disclosures included therein. The table below summarizes the number of shares that voted for, against and abstained from voting on the compensation of the Company’s named executive officers, as well as the number of shares representing broker non-votes with respect to such advisory vote.

Votes For	Votes Against	Abstentions	Broker Non-Votes*

188,934,562	13,836,359	2,481,413	19,163,759

*	Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted with respect to a non-routine proposal because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. If a broker does not receive voting instructions from the beneficial owner, a broker may vote on routine matters but may not vote on non-routine matters. Broker non-votes are counted for the purpose of determining the presence of a quorum but are not counted for the purpose of determining the number of shares entitled to vote on non-routine matters such as an election of directors and the advisory vote on the Company’s named executive officer compensation.

3.	Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012. The table below summarizes the number of shares that voted for, against and abstained from voting for the ratification of the selection of Ernst & Young LLP.

Votes For	Votes Against	Abstentions

221,370,030	2,999,723	46,340

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH MANAGEMENT ASSOCIATES, INC.

Date: May 23, 2012	By:	/s/ Gary S. Bryant
Gary S. Bryant
Vice President and Controller